Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Masateru Higashida, the Chief Executive Officer and President, Secretary and Treasurer of NuZee, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the fiscal year ended September 30, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2020

By:	/s/ Masateru Higashida
Name:	Masateru Higashida
Title:	Chief Executive Officer and President (Principal Executive Officer), Secretary and Treasurer